--------------------------------------------------------------------------------
                                 T. Rowe Price
--------------------------------------------------------------------------------
                                SemiAnnual Report
                                 New Income Fund
--------------------------------------------------------------------------------
                               November 30, 1996
--------------------------------------------------------------------------------
Report Highlights
================================================================================

* Bond markets rebounded from their first-half weakness to provide strong returns for the six months ended November 30, 1996, and positive returns for the past 12 months.

* Corporate bonds generated the best results for the first half, followed by mortgage-backed securities, but the latter outperformed for the 12-month period.

* Your fund's 6- and 12-month returns of 7.42% and 5.14%, respectively, exceeded its benchmarks for the shorter period but not for the longer.

* Mortgage-backed securities remained the fund's major holding, followed by Treasuries.

* We expect the economic environment of 1997 to remain favorable for fixed income investments, with income largely determining performance.

--------------------------------------------------------------------------------
Fellow Shareholders
================================================================================

The fixed income market turned around during the six months ended November 30 as interest rates retreated and bond prices rose. The pace of consumer spending and employment growth, which had invigorated the economy in the first half, slowed sharply in the third quarter. This assuaged fears that the Federal Reserve would tighten monetary policy and paved the way for strong six-month bond performance; 12-month results still reflected the unfavorable markets of early 1996.


Short-term rates were relatively steady during most of the period before dipping toward the end. Intermediate- and long-term rates fell approximately 65 and 50 basis points, respectively, measured by 5- and 30- year Treasury securities. (One hundred basis points equal one percentage point.) Gratifying as this rally was, it did not fully recoup the price losses experienced in the first five months of 1996.

Corporate bonds outperformed both Treasuries and mortgage-backed securities during the past six months, as mortgages lost some luster when falling interest rates sparked prepayment concerns. For the 12-month period, however, mortgage-backed securities were the clear winner among high-quality bonds, surpassing returns on comparable Treasuries by 200 basis points and corporate returns by about 100.

--------------------------------------------------------------------------------
PERFORMANCE AND STRATEGY REVIEW
================================================================================

For the six-month period ending November 30, 1996, your fund's income of $0.29 per share was augmented by a $0.34 increase in share price to generate an excellent total return of 7.42%. This was slightly ahead of the 7.31% posted by both the Lehman Aggregate Bond Index and Lipper Average of Corporate Bond Funds A-Rated. Results for the 12-month period were less favorable, reflecting the weaker bond markets of last spring. The fund's $0.59 of income per share was partly offset by a $0.15 net drop in share price, resulting in a 5.14% return that was roughly in line with its peer group average but trailed the Lehman index.

--------------------------------------------------------------------------------
Performance Comparison
================================================================================

Periods Ended 11/30/96          6 Months    12 Months
--------------------------------------------------------------------------------
New Income Fund                    7.42%       5.14%

Lehman Aggregate Bond Index        7.31        6.07

Lipper Average of Corporate
Bond Funds A-Rated                 7.31        5.19

================================================================================

We did not make any major portfolio changes during the past six months. Our single largest commitment remained mortgage-backed securities, which we increased from 38% of net assets at the end of last May to 44% as of November
30. This significantly overweighted position served the fund well on the whole over the past year and should continue to do so in coming months, unless mortgage prepayments accelerate, which we do not expect. (Rising prepayment levels are viewed negatively by investors because prepayments result in capital losses on mortgage-backed securities that were purchased at prices above their par values.) Treasury notes and bonds were trimmed a bit but remained our second-largest holding at 30% of net assets. The fund's high overall credit quality (AA+) was not affected by any asset shifts.

[Pie chart showing Security Diversification as of 11-30-96]

As evidence mounted that economic growth was moderating, we lengthened the fund's average maturity and duration modestly to 9.9 years and 5.5 years, respectively, to increase appreciation potential. (Duration measures a bond's price sensitivity to interest rate changes. A 5.5-year duration means the fund's price could be expected to rise or fall approximately 5.5% for each one percentage point fall or rise in interest rates.)

--------------------------------------------------------------------------------
OUTLOOK
================================================================================

While there will doubtless be variations from quarter to quarter, we look for 1997 to be a repeat of 1996 on balance, with low unemployment, inflation just edging up, and moderate overall growth. Through most of 1996, the bond market's response to the economic climate assisted the Fed in keeping the economy on a moderate growth track, which is appropriate for this phase of the business cycle. Until either growth or inflation deviates from its current path, we believe long-term Treasury yields will continue to fluctuate between 6% and 7% -- at the lower end of the range when the economy slows and at the upper end when it strengthens.

Against this benign backdrop, we would expect income to be the determining factor in your fund's total return over the coming months. With its focus on high-quality bonds and attractive income, the fund should perform well in this environment.

Respectfully submitted,

[signature]

Charles P. Smith
President
and Chairman of the Investment Advisory Committee

December 17, 1996

--------------------------------------------------------------------------------

Portfolio Highlights
================================================================================

Key statistics
================================================================================
                                                       5/31/96        11/30/96

Price Per Share                                        $ 8.70          $ 9.04

Dividends Per Share
    For 6 months ........................                0.30            0.29
    For 12 months .......................                0.60            0.59

Dividend Yield *
For 6 months ............................                6.66%           6.79%
For 12 months ...........................                6.85            6.84

Weighted Average Maturity (years)........                9.5             9.9
Weighted Average Effective Duration (years)              5.3             5.5
Weighted Average Quality **                              AA+             AA+
--------------------------------------------------------------------------------

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

**   Based on T. Rowe Price research.

--------------------------------------------------------------------------------
Portfolio Highlights
================================================================================

SECTOR Diversification
================================================================================

                                                         Percent of  Percent of
                                                         Net Assets  Net Assets
                                                           5/31/96    11/30/96

Mortgage-Backed Securities ........................         38%            44
U.S. Treasury Securities ..........................         32             30
Banking . .........................................          7             11
Commercial Paper ..................................          2              5
Electric Utilities ................................          4              4
U.S. Government Agency Obligations ................         --              3
Finance and Credit ................................          1              2
Investment Dealers ................................          2              2
All Other .........................................         13              5
Other Assets Less Liabilities .....................          1             -6

Total .............................................        100%          100%

--------------------------------------------------------------------------------

Performance Comparison
================================================================================

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[SEC Graph shown here. Periods 11\86 thru 11\96. New Income Fund $21,434 and
 Lehman Aggregate Bond Index $22,843]

--------------------------------------------------------------------------------
Average Annual Compound Total Return
================================================================================
This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================

Periods Ended  11/30/96                   1 Year   3 Years   5 Years   10 Years
-------------  --------                   ------   -------   -------   --------

New  Income  Fund                          5.14%     6.39%     7.38%     7.92%

================================================================================
          Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


--------------------------------------------------------------------------------

Financial Highlights
================================================================================
Unaudited

                                  For a share outstanding throughout each period

                                      6 Months      Year            3 Months++     Year
                                         Ended     Ended               Ended      Ended
                                      11/30/96   5/31/96   5/31/95   5/31/94    2/28/94    2/28/93   2/29/92
                                      --------   -------   -------   -------    -------    -------   -------
NET ASSET VALUE

Beginning of period   ..........      $  8.70   $    8.97  $  8.65  $   9.12   $  9.24      $ 8.94  $ 8.60
Investment activities
Net investment income ..........         0.29        0.60     0.58      0.14      0.54        0.57    0.67
Net realized and
unrealized gain (loss) .........         0.34       (0.27)    0.34     (0.40)    (0.05)       0.30    0.36
Total from
investment activities ..........         0.63        0.33     0.92     (0.26)     0.49        0.87    1.03
Distributions
Net investment income ..........        (0.29)      (0.60)   (0.58)    (0.14)    (0.54)      (0.57)  (0.67)
Net realized gain ..............          --          --     (0.02)    (0.07)    (0.07)        --    (0.02)
Total distributions ............        (0.29)      (0.60)   (0.60)    (0.21)    (0.61)      (0.57)  (0.69)
NET ASSET VALUE

End of period ..................      $  9.04   $    8.70  $  8.97  $   8.65   $  9.12      $ 9.24  $ 8.94
Ratios/Supplemental Data
Total return ...................         7.42%       3.70%   11.13%    (2.84)%    5.36%      10.12%  12.40%
Ratio of expenses to
average net assets .............         0.76%+      0.75%    0.78%      0.80%+   0.82%       0.84%   0.87%
Ratio of net investment
income to average
net assets .....................         6.70%+      6.66%    6.95%      6.43%+   5.77%       6.36%   7.64%
Portfolio turnover rate ........         72.1%+      35.5%    54.1%      91.5%+   58.3%       85.8%   49.7%
Net assets, end of period
(in millions) ..................      $ 1,710   $   1,634   $ 1,566 $   1,375  $  1,458     $ 1,527  $ 1,307

--------------------------------------------------------------------------------
          + Annualized.
         ++ The fund's fiscal year-end was changed to May 31.
================================================================================

--------------------------------------------------------------------------------
Statement of Net Assets
================================================================================
Unaudited                                                      November 30, 1996

                                                              Par/Shares  Value
                                                              ----------  -----
CORPORATE BONDS AND NOTES  22.7%
Banking  10.1%

ABN Amro Bank N.V., Sub. Deb., 7.30%, 12/1/26 ..............   $10,000   $ 9,870
Banca Commerciale Italiana, Sr. Sub. Notes, 8.25%, 7/15/07 . 8,070 8,844 BCH Cayman Islands, Gtd. Notes,
        7.50%, 6/15/05 .....................................     6,000     6,184

Banesto Delaware, Sub. Notes, 8.25%, 7/28/02 ...............     2,700     2,911
Bank of Boston, Sub. Notes, 6.625%, 12/1/05 ................    10,000     9,893
Bank of Boston Capital Trust, Gtd. Notes, (144a),

        8.25%, 12/15/26 ....................................    10,000    10,350
Chase Capital I, Gtd. Notes, 7.67%, 12/1/26 ................     7,000     6,982
Den Danske Bank, Sub. Notes, (144a), 7.25%, 6/15/05 ........     4,500     4,639
Deposit Guaranty, Sr. Notes, 7.25%, 5/1/06 .................    10,400    10,672
FBS Capital I, (144a), 8.09%, 11/15/26 .....................    10,000    10,404
Fifth Third Bank, Sub. Notes, 6.75%, 7/15/05 ...............     4,000     4,021
First Chicago, (144a), 8.413%, 12/31/00 ....................    10,000    10,243
First National Bank of Boston, Sub. Notes, 8.375%, 12/15/02      8,000     8,771
J.P. Morgan Capital Trust, Gtd. Notes, 7.54%, 1/15/27 ......     8,300     8,321
Mercantile Bankshares, Sr. Notes, (144a), 6.13%, 7/15/98+ ..     5,000     4,979
Nationsbank N.A., Sr. Notes, 6.75%, 8/15/00 ................    10,000    10,207
PNC Bank N.A., Sub. Notes, 7.875%, 4/15/05 .................    12,000    12,854
Santander Financial Issuances

    Gtd. Sub. Notes

        6.80%, 7/15/05 .....................................     2,000     2,000
        7.875%, 4/15/05 ....................................     4,000     4,290

Scotland International, Sub. Notes, (144a), 8.80%, 1/27/04 .    10,000    11,261
Union Planters
    MTN, 6.76%, 10/30/01 ...................................    10,000    10,169
    Sub. Notes, 6.75%, 11/1/05 .............................     5,000     4,968

                                                                         172,833

                                                              Par/Shares  Value
                                                              ----------  -----
Electric Utilities  4.3%

Alabama Power, 1st Mtg. Bonds, 7.75%, 2/1/23 ...............   $ 3,650   $ 3,716
Big Rivers, Cooperative Utility Trust Cert., 10.70%, 9/15/17 2,500 2,717 Commonwealth Edison
    1st Mtg. Bonds, 9.375%, 2/15/00 ........................     5,000     5,407
    Deb., 6.40%, 10/15/05 ..................................    11,600    11,045
    MTN, 9.17%, 10/15/02 ...................................     2,500     2,760

Connecticut Light & Power
    1st Ref. Mtg. Notes
        5.75%, 7/1/00 ......................................     7,000     6,763
        7.25%, 7/1/99 ......................................     4,500     4,543
Consumers Power, 1st Mtg. Bonds, 6.375%, 9/15/03 ...........     5,000     4,821
Georgia Power
    1st Mtg. Bonds
        7.625%, 3/1/23 .....................................     5,750     5,793
        7.95%, 2/1/23 ......................................     3,300     3,403

Monongahela Power, 1st Mtg. Bonds, 8.625%, 11/1/21 .........     4,720     5,018
Montana Power, 1st Mtg. Bonds, 8.25%, 2/1/07 ...............     5,000     5,469
Northern Indiana Public Service, MTN, 6.90%, 6/1/00 ........     5,000     5,069
Pacificorp, MTN, 7.12%, 8/15/02 ............................     3,900     4,031
Texas Utilities Electric, 1st Mtg. Bonds, 7.875%, 3/1/23 ...     3,450     3,560
                                                                          74,115
Finance and Credit  1.9%

Advanta, MTN, 6.384%, 8/7/98 ...............................     6,000     6,015

Conseco Financing Trust, Gtd. Bonds, (144a), 8.70%, 11/15/26    10,000    10,293
Fairfax Financial Holdings, Notes, 8.25%, 10/1/15 ..........     8,000     8,544
Worldwide Financial Properties, PTC, (144a), 6.95%, 9/1/13 .     7,000     7,072

                                                                          31,924
Industrials  1.3%

Clorox, Notes, 8.80%, 7/15/01 ..............................     5,000     5,504
Ford Holdings, Gtd. Notes, 9.25%, 3/1/00 ...................     5,000     5,452
Lockheed, Notes, 7.875%, 3/15/23 ...........................     5,000     5,217
United Technologies, Deb., 8.875%, 11/15/19 ................     4,340     5,222
                                                                          21,395
Investment Dealers  2.3%

Bear Stearns, Sr. Notes, 7.625%, 4/15/00 ...................     5,000     5,207

                                                              Par/Shares  Value
                                                              ----------  -----
Lehman Brothers
    Sr. Sub. Notes
        5.75%, 11/15/98 ....................................   $ 5,000    $4,964
        7.625%, 8/1/98 .....................................     8,000     8,179

PaineWebber Group, Notes, 8.875%, 3/15/05 ..................     5,000     5,549
Salomon
    MTN
        6.31%, 10/29/98 ....................................     5,000     5,012
        6.625%, 11/30/00 ...................................     6,000     6,006

    Sr. Notes, 7.25%, 5/1/01 ...............................     5,000     5,121
                                                                          40,038

Manufacturing  0.3%

Burlington Industries, Notes, 7.25%, 9/15/05 ...............     5,500     5,536
                                                                           5,536
Savings and Loan  1.0%

CENFED Financial, Sr. Deb., (144a), 11.17%, 12/15/01 .......     5,000     5,525
Great Western Financial, Notes, 6.375%, 7/1/00 .............     6,000     6,030
Washington Mutual, Sr. Notes, 7.25%, 8/15/05 ...............     5,000     5,170
                                                                          16,725

Telephone  1.1%

BellSouth Telecom, Deb., 7.875%, 8/1/32 ....................     6,400     6,851
GTE, Deb., 9.375%, 12/1/00 .................................    10,000    11,138

                                                                          17,989

Transportation  0.4%

Qantas Airways, Sr. Notes, (144a), 6.625%, 6/30/98 .........     7,000     7,033
                                                                           7,033

Total Corporate Bonds and Notes (Cost  $376,555)                         387,588

U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  43.6%

                                                              Par/Shares  Value
                                                              ----------  -----
U.S. Government Agency Asset-Backed  0.3%

Federal National Mortgage Assn., REMIC, 8.10%, 4/25/25 .....   $ 4,500    $4,735
                                                                           4,735
U.S. Government Agency Obligations  2.3%

Federal Home Loan Mortgage
        6.50%, 11/1/04 - 6/1/24 ............................    11,394    11,078
        7.00%, 2/1/24 ......................................     4,551     4,544
        7.50%, 3/1/24 - 6/1/24 .............................     9,508     9,637
        8.00%, 6/1/08 ......................................       121       125
        9.00%, 3/1/21 - 5/1/22 .............................     7,179     7,615
        9.75%, 12/1/17 .....................................     2,523     2,726
        10.50%, 2/1/01 - 8/1/20 ............................     1,155     1,275
        11.00%, 5/1/11 - 7/1/20 ............................       576       645
        11.50%, 6/1/01 .....................................        11        12
Federal National Mortgage Assn .............................
        8.75%, 3/1/10 ......................................        15        16

        10.50%, 7/1/09 - 4/1/22 ............................     2,525     2,795
                                                                          40,468
U.S. Government Guaranteed Obligations  41.0%

Government National Mortgage Assn.
    I
    6.00%, 12/15/23 - 4/15/24 ..............................   $ 3,501   $ 3,356
    6.50%, 9/15/23 - 5/15/26 ...............................    63,475    61,928
    7.00%, 4/15/22 - 8/15/26 ...............................   119,552   119,095
    7.50%, 8/15/16 - 5/15/26 ...............................   110,052   112,167
    8.00%, 7/15/16 - 9/15/26 ...............................    83,608    87,041
    8.50%, 9/15/16 - 6/15/26 ...............................    63,617    66,814
    9.00%, 1/15/09 - 4/15/25 ...............................    22,196    23,737
    9.50%, 6/15/09 - 3/15/25 ...............................    69,459    75,689
    11.00%, 12/15/09 - 1/15/21 .............................    20,524    23,205
    11.50%, 3/15/10 - 10/15/15 .............................     2,601     2,996
II
    7.00%, 12/20/23 ........................................     1,468     1,454
    8.50%, 9/20/26 .........................................       183       191
    9.00%, 6/20/16 - 5/20/22 ...............................     8,351     8,798
GPM, I, 10.25%, 2/15/16 - 11/15/20 .........................     3,745     4,170
TBA, I
    6.50%, 1/15/24 .........................................    37,000    35,993
    7.00%, 7/15/20 .........................................    65,000    64,663
    7.50%, 7/15/20 .........................................    10,000    10,151
                                                                         701,448

Total U.S. Government Mortgage-Backed Securities (Cost  $732,613)   746,651

                                                              Par/Shares  Value
                                                              ----------  -----
U.S. Government Obligations  29.6%
U.S. Treasury Obligations  29.6%
U.S. Treasury Bonds
        6.00%, 2/15/26 .....................................   $ 3,250   $ 3,065
        6.75%, 8/15/26 .....................................    72,550    75,678
        7.875%, 2/15/21 ....................................    35,000    40,840
        8.00%, 11/15/21 ....................................    18,860    22,337
        8.125%, 5/15/21 ....................................    32,140    38,498
U.S. Treasury Notes
        6.125%, 9/30/00 ....................................     3,000     3,035
        6.50%, 5/15/05 .....................................    53,275    54,890
        6.625%, 6/30/01 ....................................    11,800    12,176
        6.875%, 5/15/06 ....................................    16,025    16,936
        7.00%, 7/15/06 .....................................     3,160     3,369
        7.125%, 9/30/99 ....................................     3,450     3,578
        7.25%, 5/15/04 - 8/15/04 ...........................    90,435    97,297
        7.50%, 11/15/01 - 2/15/05 ..........................    21,400    23,257
        7.75%, 11/30/99 ....................................    76,250    80,468
        7.875%, 11/15/04 ...................................    27,215    30,379

Total U.S. Government Obligations (Cost  $471,493)  505,803

ASSET-BACKED SECURITIES  1.2%

Auto-Backed  0.7%
Daimler-Benz Auto Grantor Trust, 3.90%, 10/15/98 ...........       770       763
Ford Credit Grantor Trust, 4.30%, 7/15/98 ..................       727       722
GMAC Grantor Trust, 4.15%, 3/16/98 .........................       292       291
Olympic Automobile Receivable, 4.95%, 10/15/99 .............       703       701
Premier Auto Trust, 4.22%, 3/2/99 ..........................     2,140     2,116
Western Financial Grantor Trust, 6.20%, 2/1/02 .............     6,547     6,570
Zions Auto Trust, 4.65%, 6/15/99 ...........................       365       365

                                                                          11,528
Home Equity Loans-Backed  0.0%

Home Equity Loan, REMIC, 5.65%, 11/15/14 ...................       604       592
                                                                             592

                                                              Par/Shares  Value
                                                              ----------  -----
Receivables-Backed  0.5%
Continental Airlines, PTC, 6.94%, 10/15/13 .................    $3,500    $3,545
Green Tree Financial, PTC, 6.25%, 1/15/28 ..................     5,000     5,030

                                                                           8,575

Total Asset-Backed Securities (Cost  $20,649)   20,695

EQUITY AND CONVERTIBLE SECURITIES  0.6%

Banking  0.6%

Chase Preferred Capital, Pfd. Stock, Series A ..............       400    10,250

Total Equity and Convertible Securities (Cost  $9,960)  10,250

U.S. $ DENOMINATED FOREIGN
SECURITIES(1)  0.6%

Province of Ontario, Deb., 15.75%, 3/15/12 .................     9,000     9,803

Total U.S. $ Denominated Foreign Securities (Cost  $8,982)  9,803

COMMERCIAL PAPER  5.2%

Coca-Cola, 4(2), 5.23%, 12/17/96 ...........................   $30,000   $29,923
Halifax Building Society, 5.28%, 12/19/96 ..................    19,278    19,222

Investments in Commercial Paper through a joint account,
5.70 - 5.90%, 12/2/96 ......................................    40,010    40,010
Total Commercial Paper (Cost  $89,161)  89,155

U.S. GOVERNMENT AGENCY OBLIGATIONS  2.9%

Federal Home Loan Mortgage, Discount Notes, 5.21%, 12/18/96     50,000    49,863

Total U.S. Government Agency Obligations (Cost  $49,877)    49,863
Total Investments in Securities
106.4% of Net Assets (Cost  $1,759,290)                            $   1,819,808
Other Assets Less Liabilities                                          (109,609)

NET ASSETS $ 1,710,199 Net Assets Consist of:

Accumulated net investment income - net of distributions               $   2,679

Accumulated net realized gain/loss - net of distributions                (8,103)

Net unrealized gain (loss)                                                60,518

Paid-in-capital applicable to 189,134,592 shares of $1.00 par
value capital stock outstanding; 300,000,000 shares authorized         1,655,105

NET ASSETS                                                         $   1,710,199

NET ASSET VALUE PER SHARE                                               $   9.04
--------------------------------------------------------------------------------
     +    Private Placement
     (1) Marketable securities (payable in U.S. dollars) issued or guaranteed by a foreign government or community.
     GPM  Graduated  Payment  Mortgage
     MTN  Medium Term Note
     PTC  Pass-through Certificate
     REMIC Real Estate Mortgage Investment Conduit
     TBA To be announced security was purchased on a forward commitment basis; the aggregate liability for securities purchased under such agreements totaled $110,339,000 at 11/30/96. 4(2) Commercial Paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, andmay be sold only to dealers in that program or other "accredited investors".
     144a Security was purchased  pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers-- total of such securities at year-end amounts to 4.8% of net assets.
================================================================================

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Statement of Operations
================================================================================
Unaudited

In thousands
                                                                     6 Months
                                                                        Ended
                                                                     11/30/96
                                                                     --------
Investment Income

Interest income  .............................................     $  61,647
Expenses
    Investment management .....................................        3,961
    Shareholder servicing .....................................        1,955
    Custody and accounting ....................................          215
    Prospectus and shareholder reports ........................           47
    Registration ..............................................           38
    Legal and audit ...........................................           15
    Directors .................................................            9
    Miscellaneous .............................................           11
Total expenses ................................................        6,251

Net investment income .........................................       55,396
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities ........................        3,393
Change in net  unrealized  gain or
loss on  securities ...........................................       60,155

Net  realized  and  unrealized  gain  (loss) ..................       63,548
                                                                  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .............    $ 118,944

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Statement of Changes in Net Assets
================================================================================
Unaudited

                                                         6 Months      Year
                                                           Ended       Ended
                                                         11/30/96     5/31/96
                                                         --------     -------
Increase (Decrease) in Net Assets

Operations
    Net investment income ...........................$    55,396    $   107,924
    Net realized gain (loss) ........................      3,393          1,379
    Change in net unrealized gain or loss ...........     60,155        (53,172)
    Increase (decrease) in net assets from operations    118,944         56,131

Distributions to shareholders
    Net investment income ...........................    (55,396)      (107,911)
Capital share transactions *
    Shares sold .....................................    147,782        394,756
    Distributions reinvested ........................     36,682         78,213
    Shares redeemed .................................   (172,175)      (352,730)
    Increase (decrease) in net assets from capital
    share transactions ..............................     12,289        120,239

Net Assets
Increase (decrease) during period ...................     75,837         68,459
Beginning of period .................................  1,634,362      1,565,903
End of period .......................................$ 1,710,199    $ 1,634,362

*Share information
    Shares sold .....................................     16,837         43,673
    Distributions reinvested ........................      4,165          8,680
    Shares redeemed .................................    (19,632)       (39,188)

    Increase (decrease) in shares outstanding .......      1,370         13,165

--------------------------------------------------------------------------------

Notes to Financial Statements
================================================================================
Unaudited                                                      November 30, 1996

--------------------------------------------------------------------------------
NOTE 1 - Significant accounting policies
================================================================================

T. Rowe Price New Income Fund, Inc., (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 12, 1973.

Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities originally issued with maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities, are amortized for both financial reporting and tax purposes. Premiums and discounts on mortgage-backed securities are recognized upon principal repayment as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

--------------------------------------------------------------------------------
NOTE 2 - INVESTMENT TRANSACTIONS
================================================================================

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Commercial Paper Joint Account The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

Securities Lending To earn additional income, the fund lends its securities to approved brokers. At November 30, 1996, the market value of securities on loan was $287,483,000, which was fully collateralized with cash. Although the risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $159,643,000 and $165,941,000, respectively, for the six months ended November 30, 1996. Purchases and sales of U.S. government securities aggregated $479,697,000 and $421,098,000, respectively, for the six months ended November 30, 1996.

--------------------------------------------------------------------------------
NOTE 3 - FEDERAL INCOME TAXES
================================================================================

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $2,377,000, of which $1,115,000 expires in 2003, and $1,262,000 in 2004. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

At November 30, 1996, the aggregate cost of investments for federal income tax and financial reporting purposes was $1,759,290,000, and net unrealized gain aggregated $60,518,000, of which $63,090,000 related to appreciated investments and $2,572,000 to depreciated investments.

--------------------------------------------------------------------------------
NOTE 4 - RELATED PARTY TRANSACTIONS
================================================================================

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $663,000 was payable at November 30, 1996. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.15% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At November 30, 1996, and for the six months then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. (TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Additionally, the fund is one of several T.Rowe Price mutual funds (the underlying funds) in which the T. Rowe Price Spectrum Income Fund (Spectrum) invests. In accordance with an agreement among Spectrum, the underlying funds, the manager, and TRPS, expenses from the operation of Spectrum are borne by the underlying funds based on each underlying fund's proportionate share of assets owned by Spectrum. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,790,000 for the six months ended November 30, 1996, of which $349,000 was payable at period-end.


================================================================================
                      Investment Services And Information

--------------------------------------------------------------------------------
Knowledgeable Service Representatives
================================================================================

By Phone Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

In Person  Visit  one of our  investor  center
locations to meet with a representative who will be able to assist you with your accounts. While there, you can drop off applications or obtain prospectuses and other literature.
--------------------------------------------------------------------------------

Automated 24-Hour Services
================================================================================

Tele*Access(Registration mark) Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

T. Rowe Price OnLine Through a personal computer via dial-up modem, you can replicate all the services available on Tele*Access plus conduct transactions in your Discount Brokerage and Variable Annuity accounts.

--------------------------------------------------------------------------------
Account Services
================================================================================

Checking Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

Automatic Investing Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A low, $50 minimum makes it easy to get started.

Automatic Withdrawal If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

Dividend and Capital Gains Payment Options Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

--------------------------------------------------------------------------------
Discount Brokerage *
================================================================================

Investments Available You can trade stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

To Open an Account
Call a  shareholder  service  representative  for more  information.
--------------------------------------------------------------------------------

Investment Information
================================================================================

Combined Statement A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type--stock, bond, and money market. Detail pages itemize account transactions by fund.

Shareholder Reports Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

The T. Rowe Price Report This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

Performance Update This quarterly report reviews recent market developments and provides comprehensive performance information for every T. Rowe Price fund.

Insights This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

Detailed Investment Guides Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Retirees Financial Guide, and Retirement Planning Kit (also available on disk for PC use) can help you determine and reach your investment goals.

* A division of T. Rowe Price Investment Services, Inc.  Member NASD/SIPC.
================================================================================

Mutual Funds
--------------------------------------------------------------------------------
Stock Funds
-------------------------
Domestic
-------------------------
Balanced
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Dividend Growth
Equity Income
Equity  Index
Financial  Services
Growth & Income
Growth Stock
Health Sciences
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era New Horizons *
OTC
Science  &   Technology
Small-Cap Value  *
Spectrum   Growth
Value


International/Global
-------------------------

Emerging Markets Stock
European  Stock
Global  Stock
International  Discovery
International  Stock
Japan
Latin  America
New  Asia
Spectrum International

================================================================================

Bond Funds
-----------------------------
Domestic Taxable
-----------------------------

Corporate Income
GNMA
High Yield
New Income
Short-Term  Bond
Short-Term  U.S.  Government
Spectrum Income
Summit GNMA
Summit  Limited-Term Bond
U.S.  Treasury  Intermediate
U.S. Treasury Long-Term

Domestic Tax-free
-----------------------------
California Tax-Free Bond
Florida Insured Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free  Bond
New Jersey  Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

International/Global
-----------------------------

Global Government Bond
Emerging Markets Bond
International Bond

================================================================================

Money Market
-----------------------------
Taxable
-----------------------------
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
-----------------------------
California Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

Blended Asset
-----------------------------
Personal Strategy Income
Personal Strategy Balanced
Personal Strategy Growth

T. Rowe Price No-Load Variable Annuity
----------------------------------------

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio

*Closed to new investors.

================================================================================

--------------------------------------------------------------------------------
Discount Brokerage
================================================================================

    A Division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC

--------------------------------------------------------------------------------

This low-cost service gives you the opportunity to easily consolidate all your investments with one company. Through T. Rowe Price Discount Brokerage, you can buy and sell individual securities-stocks, bonds, options, and others-at considerable commission savings. We also provide a wide range of services, including:

Automated Telephone and Computer Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs save you an additional 10% on commissions.*

Investor  Information A variety of  informative  reports,  such as our Brokerage
Insights series, S&P Market Month newsletter, and optional S&P Stock Reports, can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service Virtually all stocks held in customer accounts are eligible for this service, free of charge. *Discount applies to our current commission schedule; subject to our $35 minimum commission.

================================================================================



                       For yield, price, last transaction,
                          current balance or to conduct
                         transactions, 24 hours, 7 days
                          a week, call Tele*Access(R):
                            1-800-638-2587 toll free

                                 For assistance
                               with your existing
                               fund account, call:
                           Shareholder Service Center
                            1-800-225-5132 toll free
                             625-6500 Baltimore area

                          To open a Discount Brokerage
                         account or obtain information,
                         call: 1-800-638-5660 toll free

                                Internet address:
                            http://www.troweprice.com

                            T. Rowe Price Associates
                              100 East Pratt Street
                            Baltimore, Maryland 21202

                          This report is authorized for
                        distribution only to shareholders
                         and to others who have received
                        a copy of the prospectus of the
                        T. Rowe Price New Income Fund(R).

                               Investor Centers:
                              101 East Lombard St.
                              Baltimore, MD 21202

                                 T. Rowe Price
                                Financial Center
                              10090 Red Run Blvd.
                             Owings Mills, MD 21117

                                Farragut Square
                              900 17th Street, N.W.
                             Washington, D.C. 20006

                                   ARCO Tower
                                   31st Floor
                              515 South Flower St.
                             Los Angeles, CA 90071

                             4200 West Cypress St.
                                   10th Floor
                                Tampa, FL 33607


              T. Rowe Price Investment Services, Inc., Distributor

                               RPRTNIF  11/30/96